Exhibit 32.2

Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section. 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Form 10-QSB of CN Bancorp, Inc. (the "Company") for the quarterly period ended September 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of; and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Michael T. Storm

Michael T. Storm
Chief Financial Officer
November 4, 2005